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                                                                    EXHIBIT 23.2


                      [PricewaterhouseCoopers Letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 29, 2000 relating to the financial statements of Oriental Financial Group Inc., which appears in Oriental Financial Group Inc.'s Annual Report on Form 10-K for the year ended June 30, 2000.


PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Juan, Puerto Rico
March 9, 2001